                                                                   EXHIBIT 10.18



             AMENDMENT NUMBER SIX TO THE BEVERLY ENTERPRISES, INC.


                           EXECUTIVE RETIREMENT PLAN

Amendment made this 11th day of April, 1996, by Beverly Enterprises, Inc. ("Beverly"), but to be effective as of January 1, 1996.

                              W I T N E S S E T H:
         WHEREAS, Beverly sponsors the Beverly Enterprises, Inc. Executive Retirement Plan (the "Plan");


         WHEREAS, Beverly now desires to adopt an amendment to change the date on which a Participant in the Plan must be employed in order to be eligible for matching contributions under the Plan;


         WHEREAS, Beverly is empowered and authorized to amend the Plan pursuant to Article III of the Plan;


NOW, THEREFORE, the Executive Retirement Plan is hereby amended effective as of January 1, 1996, in the following respect:

1. The first sentence of Section 5.1, as previously amended by Amendment 4 to the Executive Retirement Plan, is hereby amended to read as follows:


         5.1 Matching Contributions. Subject to the requirements and restrictions of this Article V, and subject also to the amendment or termination of the Plan, as of the last day of each Plan Year, the Company may, in its sole discretion, depending on profits, determine to make a matching contribution on behalf of each Participant who (a) has contributed at least two (2)%) of his Compensation for the Plan Year, (b) is employed by the Company as of December 31 of such year, or who retired during such Plan Year at or over age 59 1/2 with at least 10 Years of Service, and (c) has not withdrawn any funds that were used to calculate the company match from the Plan during that Plan Year.

         IN WITNESS WHEREOF, Beverly has caused this Amendment Number 6 to be executed by a duly authorized representative, as of the day and year first written above.


                                        BEVERLY ENTERPRISES, INC.




                                        By:      /s/ Robert W. Pommerville
                                                -------------------------
                                                Its: Executive Vice President
                                                     General Counsel and
                                                     Secretary